                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          August 8, 2001
                                                          --------------

                                JagNotes.com Inc.
                                -----------------

                (Exact Name of Registrant as Specified in Charter

  Nevada                             000-28761                  88-0380546
  ------                             ---------                  ----------
 (State or Other                 (Commission File             (IRS Employer
 Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

226 West 26th Street, Studio D, New York, New York                     10001
--------------------------------------------------                     -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (646) 205-8300
                                                          --------------

                        ---------------------------------
             (Former Name or Address, if Changed Since Last Report)

Item 5. Other Events.

On August 8, 2001, JagNotes.com Inc. (the "Company") entered into a revised letter of intent (the "Letter of Intent") to acquire (the "Proposed Acquisition") from Canadian Advantage Limited Partnership, Advantage Bermuda Fund Limited, VC Advantage L.P. and VC Advantage (Bermuda) Fund Ltd. (collectively referred to as the "Selling Stockholders") an aggregate of 79.70% of the outstanding capital stock of Financial Broadband Holdings, Inc., a Delaware corporation ("FBH"), in exchange for $4,500,000 in convertible debentures (the "Convertible Debentures") to be issued by the Company and 13,000,000 shares of common stock, par value $0.00001 per share ("Common Stock"), of the Company. The principal holding of FBH is JAGfn, an 8-hour live financial webcast program. The Letter of Intent supercedes in all respects that certain letter of intent entered into by the Company, the Selling Stockholders and Ashton Technology Group, Inc. ("Ashton") on June 21, 2001, a copy of which was filed with the Securities and Exchange Commission ("SEC") as Exhibit 99.2 to the Company's Current Report on Form 8-K on June 21, 2001.

The Convertible Debentures would (a) be non-interest bearing, (b) have a maturity date which is two years following the date of their issuance, (c) have a conversion price of $2.00 per share of Common Stock, (d) be payable only in Common Stock and (e) be subject to conversion only on or after their maturity dates. In addition, outstanding warrants to purchase an aggregate of 400 shares of common stock of FBH and $1,220,000 in promissory notes held by certain of the Selling Stockholders would be cancelled in connection with the Proposed Acquisition.

Pursuant to the Letter of Intent, each of Thomson Kernaghan & Company, Ltd. and the Selling Stockholders have agreed to indemnify and hold harmless the Company (and its directors, officers, employees and affiliates) from any liabilities arising from, or in connection with any claim by any third parties (or any of their directors, officers, employees or affiliates) that they are entitled to fees or compensation of any kind in connection with the Proposed Acquisition.

The Proposed Acquisition is subject to various conditions being satisfied prior to its closing (the "Closing"), including, among others, the following: (a) the receipt by the Company of an acceptable fairness opinion from an investment banking firm, (b) the appointment by the Company of an outside disinterested director to approve the Proposed Acquisition, (c) the advertising agreement between FBH's subsidiary, Financial Broadband Network, Inc. ("FBN"), and Infotopia, Inc. ("Infotopia") being in full force and effect as of the Closing and Infotopia not being in default of any terms, conditions or obligations of such agreement, (d) the reduction in operating expenses of FBH and FBN to targeted levels, (e) payment in full of all FBH and FBN accounts payable and satisfaction of all other liabilities of FBH and FBN which have accrued or may accrue through the Closing, including, without limitation, liabilities and accounts payable accrued in connection with the reduction in operating expenses to targeted levels, (f) receipt by the Company of financing sufficient to operate the webcast business once it has been reacquired, and (g) the consent and approval of Ashton and Jefferies & Company, Inc., two minority investors in FBH.

Within 45 days after the Closing, the Company would file a registration statement with the SEC covering the shares of Common Stock issuable to the Selling Stockholders under the Convertible Debentures and use its best efforts to ensure that such registration statement is declared effective by the SEC within 120 days of such Closing.

No definitive agreement has been reached with respect to the Proposed Acquisition and there can be no assurance that the proposed acquisition will be consummated.

A copy of the Company's press release issued on August 8, 2001 announcing the Letter of Intent and a copy of the Letter of Intent are attached hereto as Exhibits 99.1 and 99.2, respectively. This description is qualified in its entirety by reference to the Letter of Intent.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

99.1     Press Release issued by the Company on August 9, 2001.

99.2 Letter of Intent, dated August 8, 2001, by and among the Company, the Selling Stockholders and Thomson Kernaghan & Company, Ltd. (with respect to indemnity obligations only).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   JagNotes.com Inc.

Date: August 9, 2001                               By:/s/ Gary Valinoti
                                                      ----------------------
                                                      Name:  Gary Valinoti
                                                      Title: President & CEO

                                INDEX TO EXHIBITS

Exhibit No.  Description                                                   Page
------- --- --------------                                                ------

99.1        Press Release issued by the Company on August 9, 2001.           6

99.2        Letter of Intent, dated August 8, 2001, by and among the
            Company, the Selling Stockholders and Thomson Kernaghan
            & Company, Ltd.(with respect to indemnity obligations only).     8

                                                                    EXHIBIT 99.1
                                JagNotes.com Inc.
               226 West 26th Street, Studio D o New York, NY 10001
                    Tel: (646) 205-8300 o Fax: (646) 205-8315

For Immediate Release:
----------------------

Contacts:
Stephen J. Schoepfer, EVP & COO
JagNotes.com Inc.
(646) 205-8300
sschoepfer@jagfn.com

              JagNotes.com Inc. Announces Restructuring of Proposed Acquisition of Interest in Financial Broadband Holdings, Inc.

                  Company to Reacquire JAGfn Webcast Operations

New York, N.Y., August 9, 2001-- JagNotes.com Inc. (OTC B.B: JNOT) announced today that it has restructured its proposed acquisition of a controlling interest in Financial Broadband Holdings, Inc., the principal holding of which is JAGfn, the live financial webcast program.

Under the terms of the revised letter of intent, the Company would now acquire from certain selling stockholders of Financial Broadband Holdings 79.70% of its outstanding stock in exchange for 13,000,000 shares of the Company's common stock and convertible debentures to be issued by the Company totaling $4,500,000. The debentures would mature on the second anniversary of their issuance, be non-interest bearing, and payable in common stock only. The debentures would have a conversion price of $2.00, and be subject to conversion only on or after their maturity dates.

"We have now restructured the proposed acquisition in a manner which we believe significantly enhances the value of the transaction for the Company's shareholders," said Gary Valinoti, President & CEO of JagNotes.com Inc. "In addition to enhancing it's Internet distribution, JAGfn has commenced distribution through media outside of the Internet, such as America One Television, and has also entered into an important advertising agreement with Infotopia, Inc. which provides a major improvement in the Company's revenues," continued Valinoti.

The transaction would be subject to various conditions being satisfied prior to closing. Accordingly, the Company pointed out that, since no final agreement has been reached with respect to the proposed acquisition and given the conditions that would need to be satisfied prior to closing, there is no assurance that the transaction will be consummated.

About Financial Broadband Holdings
----------------------------------

Financial Broadband Holdings, Inc., through its wholly owned subsidiary Financial Broadband Network, Inc., owns and operates "JAGfn," an innovative financial program offering 8 hours of live breaking financial news, up-to-the-minute market information and timely market analysis. JAGfn is broadcast in streaming video format via the Internet, and is currently expanding its distribution to other media platforms. Jack Reilly, the Company's Executive Vice President of Programming, who was also the creator of CNBC's highly successful financial news features, "Squawk Box" and "Power Lunch", produces JAGfn. Mr. Reilly was formerly the producer of "Good Morning America" and has been the recipient of many industry awards, including the EMMY. JAGfn can be found on the Internet at it own website, www.jagfn.tv, and at the sites of its more than 200 affiliates.

About JagNotes.com Inc.
-----------------------

JagNotes.com Inc. is a leading provider of Internet-based equities research and financial information that offers its subscribers a variety of stock market research, news, commentary and analysis, including "JAG Notes", the Company's flagship early morning consolidated research product. The Company's website is located at www.jagnotes.com.


Safe Harbor Statement - Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as "Anticipate, "believe," "expect," "future," "may," "will," "should," "plan," "projected," "intend," and similar expressions to identify forward-looking statements. These statements are based on the Company's beliefs and the assumptions it made using information currently available to it. Because these statements reflect the Company's current views concerning future events, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this press release. Accordingly, reference should be made to the Company's periodic filings with the Securities and Exchange Commission.

                                                                    CONFIDENTIAL


                                                                    EXHIBIT 99.2
                                   TERM SHEET

                                JAGNOTES.COM INC.

               ACQUISITION OF 79.70% OF THE OUTSTANDING SHARES OF
                   FINANCIAL BROADBAND HOLDINGS, INC. ("FBH")
                           AND OUTSTANDING DEBT OF FBH

Issuer:        JagNotes.com Inc. (JNOT - OTC BB) ("Issuer")

Definitions:   The transactions contemplated by this term sheet are referred to herein as the "Transactions." The common stock of the Issuer, par value $0.00001 per share, is referred to as the "Common Stock."
               The selling shareholders of FBH (and their respective interests in FBH) are identified below and are referred to, collectively, as the "Selling Shareholders" or the "TK Interests." Canadian
               Advantage Limited Partnership's interest in common and preferred stock of FBH is referred to as the "CALP Interest." Advantage
               Bermuda Fund Limited's interest in common and preferred stock of FBH is referred to as the "Advantage Fund Interest." Ashton
               Technology Group, Inc., is referred to as "Ashton." Jefferies &
               Company, Inc. is referred to as "Jefferies." Each share of FBH preferred stock is convertible into one (1) share of FBH common stock.


                                                   Common/                      %
                         Stockholder              Preferred      Shares     Interest
               -------------------------------    ---------     --------    ---------    --------------------------
               Canadian Advantage Limited         Common         5,585       48.22%      ("CALP Interest")
               Partnership
               Canadian Advantage Limited         Preferred      1,093        9.44%
               Partnership
               Advantage Bermuda Fund Limited     Common         2,065       17.83%      ("Advantage Fund Interest")
               Advantage Bermuda Fund Limited     Preferred       404         3.49%
               VC Advantage L.P.                  Preferred       42          0.36%      ("VCALP Interest")
               VC Advantage (Bermuda) Fund Ltd.   Preferred       42          0.36%      ("VC Advantage Interest")
               -------------------------------    ---------     --------    ---------    ---------------------------
               TOTAL                                             9,231       79.70%
               -------------------------------    ---------     --------    ---------    ---------------------------


Structure:     FBH's wholly owned subsidiary, Financial Broadband Network, Inc.
               ("FBN"), shall (at the option of Issuer) be merged into FBH prior to the closing. Each of the Selling Shareholders will receive convertible debentures (as described below) in exchange for their respective ownership interest in FBH. The Issuer will also purchase all of the outstanding debt of FBH.

Consideration: In consideration of their respective interests in FBH, the
               Selling Shareholders shall each receive (a) Common Stock and (b) a convertible debenture in the amounts set forth below:


               -------------------  --------  ----------  -----------------  -------------------
                                                             Common Stock        Convertible
                                      FBH     % Interest      Shares in        Debenture Amount
                        Interest     Shares     in FBH         Exchange          in Exchange
               -------------------  --------  ----------  -----------------  -------------------
               CALP Interest         6,678     57.66 %       9,405,500           3,255,750
               Advantage Fund        2,469     21.32 %       3,477,500           1,203,750
                 Interest
               VCALP Interest         42        0.36 %          58,500              20,250
               VC Advantage           42        0.36 %          58,500              20,250
                 Interest
               -------------------  --------  ----------  -----------------  -------------------
                     TOTAL           9,231     79.70 %    13,000,000 Shares      $4,500,000
               -------------------  --------  ----------  -----------------  -------------------

               The convertible debentures shall (x) be non-interest bearing; (y) have a maturity date which is two (2) years following the execution date of such debentures; (z) have a conversion price of $2.00 per share of Common Stock; (d) be convertible only on or after the maturity date; and (d) be payable only in Common Stock ("Convertible Debenture(s)"):

Closing Date:  Date on which the Issuer (a) acquires the interests of the
               Selling Shareholders in FBH and (b) purchases the debt instruments of the Debt Holders pursuant to a definitive agreement among the Issuer and the Selling Shareholders and the Debt Holders.

Registration:  Promptly, but no later than 45 days after the Closing Date, the
               Issuer shall file a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission covering the shares of Common Stock issuable to the Selling Shareholders, including the shares of Common Stock Issuable under the Convertible Debentures and use its best efforts to ensure that such Registration Statement is declared effective within 120 days.

FBH Debt:      The TK Interests shall contribute to the capital of
               FBH the following promissory notes currently held by them:


               --------------------------------------     ------       -----------   ----------   --------      ---------
                          Lender                           Date        Convertible   Principal    Interest      Maturity
               --------------------------------------     ------       -----------   ----------   --------      ---------
               Canadian Advantage Limited Partnership     5/4/01           NO        $  165,000      None        Demand
               Advantage Bermuda Fund Ltd.                5/4/01           NO        $   55,000      None        Demand
               VC Advantage LP                            5/18/01          NO        $  250,000       6%         5/17/02
               VC Advantage (Bermuda) Fund Ltd.           5/18/01          NO        $  250,000       6%         5/17/02
               Canadian Advantage Limited Partnership     6/1/01           NO        $  365,000      None        5/1/02
               Advantage Bermuda Fund Ltd.                6/1/01           NO        $  135,000      None        5/1/02
               -------------------------------------     -------       -----------   ----------   --------      ---------
                           TOTAL                                                     $1,220,000
               -------------------------------------     -------       -----------   ----------   --------      ---------


FBH Warrants:  The warrant rights held by (i) Canadian Advantage
               Limited Partnership to acquire 292 shares of common stock of FBH and (ii) Advantage Bermuda Fund Limited to acquire 108 shares of common stock of FBH shall be cancelled.

Jefferies:     The approval of Jefferies of the Transactions, and the Issuer closing with Jefferies any transactions required as a condition of such approval, shall be conditions precedent to the Closing.

Ashton: The approval of Ashton of the Transactions, and the Issuer closing with Ashton any transactions required as a condition of such approval, shall be conditions precedent to the Closing.

Advertising
Commitment:    Closing is subject to (a) FBH's subsidiary, Financial
               Broadband Network, Inc. ("FBN"), entering into a binding written agreement with Infotopia, Inc. (acceptable in all respects to Issuer) pursuant to which Infotopia will purchase from FBN
               $6,000,000 in advertising over the next twelve (12) months, payable in twelve (12) consecutive monthly installments of $500,000; (b) such agreement being in full force and effect as of the Closing Date; and (c) Infotopia not being in default of any terms, conditions or obligations of such agreement.

Accounts       Payment in full of all FBH and FBN accounts payable (and
Payable:       satisfaction of all other liabilities of FBH and FBN which have accrued or may accrue through the Closing Date, including, without limitation, liabilities and accounts payable accrued in connection with the reduction in operating expenses described below) shall be a condition precedent to closing.

Reduction of
Operating
Expenses:      Reduction of FBH/FBN operating expenses to
               targeted levels and restructuring programming to accommodate such reductions in operating expenses, including, without limitation, renegotiating the existing studio lease so as to provide operations from a smaller studio space and reducing on-air and production personnel, shall be condition precedent to closing.

Financing:     The Issuer obtaining financing sufficient to operate the webcast business once it has been reacquired by the Issuer shall be a condition precedent to closing.

Fairness
Opinion &
Disinterested
Director:      Closing is subject to Issuer (a) appointing to its board of directors an outside director who does not have any interests or conflicts with respect to the Transactions (the "Disinterested
               Director"); (b) obtaining a fairness opinion from a reputable investment banking firm, which investment banking firm and opinion shall be acceptable to the Disinterested Director; and
               (c) the Disinterested Director approving the Transactions in accordance with the by-laws of Issuer. Any current directors of Issuer, who are members of the board of directors of Issuer at the time the Transactions are submitted to Issuer's board for approval, may abstain from voting on the Transactions.

Indemnity:     Each of Thomson Kernaghan & Company, Ltd. ("TK") and the TK
               Interests agrees to indemnify and hold harmless the Issuer (and its directors, officers, employees and affiliates from any loss, cost, liabilities, damages and/or expenses (including, without limitation, attorneys' fees and expenses) arising from, or in connection with any claim by any third parties (or any of their directors, officers, employees or affiliates) that they are entitled to fees or compensation of any kind in connection with the Transactions. The TK Interests and TK shall be jointly and severally liable for the foregoing indemnity obligations.

Integration:   This term sheet sets forth our entire understanding and
               supercedes in all respects that certain term sheet signed by the Issuer, the Selling Shareholders, Ashton and TK dated June 21,
               2001, as well as all prior discussions and understandings.

Fees: Each party shall bear its own fees and expenses in connection with the proposed transaction; provided, however, that FBH shall pay for all legal fees and expenses incurred by Issuer in connection with matters pertaining to the Transactions and this Term Sheet prior to the closing ("Pre-Closing Transaction Costs"), including, without limitation, any Pre-Closing Transaction Costs incurred prior to the date of this term sheet or in connection with any prior term sheet. Such legal fees and expenses shall be paid by FBH as and when they are incurred by Issuer prior to the closing.

Governing Law: New York.

  Subject to agreement on final documents and approval by the board of directors of Issuer.

Dated: August 8, 2001

JagNotes.com Inc.                              VC Advantage (Bermuda) Fund, Ltd.

By: /s/ Stephen Schoepfer                      By: /s/ Mark Valentine
    -----------------------                        -----------------------------
    Name:  Stephen Schoepfer                       Name:  Mark Valentine
    Title: C.O.O.                                  Title: Pres., G.P.

Canadian Advantage Limited Partnership         Ashton Technology Group, Inc.

By: /s/ Mark Valentine                         By:
    --------------------------                     -----------------------------
    Name:  Mark Valentine                          Name:  Arthur J. Bacci
    Title: Pres., G.P.                             Title: President

Advantage Bermuda Fund Limited                 Jefferies & Company, Inc.

By: /s/ Mark Valentine                         By:
    --------------------------                     -----------------------------
    Name:  Mark Valentine                          Name:
    Title: Pres., G.P.                             Title:


VC Advantage L.P.                              Agreed with respect to indemnity
                                               obligations:
                                               Thomson Kernaghan & Company, Ltd.


By: /s/ Mark Valentine                         By: /s/ Mark Valentine
    ---------------------                          -----------------------------
    Name:  Mark Valentine                          Name:  Mark Valentine
    Title: Pres., G.P.                             Title: Chairman

                                      [END]